UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2010

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7724	39-0622040
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, Wisconsin	53143
(Address of principal executive offices)	(Zip code)

(262) 656-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In the second quarter of 2010, Snap-on Incorporated (“Snap-on” or “the company”) realigned its segments as a result of the previously announced management organization change in an effort to better support the product and service needs of the company’s primary customer segments. These customer segments include: i) commercial and industrial customers, including professionals in critical industries and emerging markets; ii) professional technicians who purchase products through the company’s worldwide mobile tool distribution network; and iii) other professional customers related to automotive repair, including owners and managers of independent and Original Equipment Manufacturer (“OEM”) dealership service and repair shops. In addition, Snap-on’s Financial Services customer segment offers financing options that include i) loans to franchisees’ customers and Snap-on’s industrial and other customers for the purchase or lease of tools, equipment and diagnostics products on an extended-term payment plan; and ii) business loans and vehicle leases to franchisees.

The primary organizational changes included the realignment of the company’s equipment products and equipment repair services operations from the Commercial & Industrial Group to the newly created Repair Systems & Information Group in order to better serve customers in the worldwide vehicle service and repair marketplace, including owners and managers of independent and OEM dealership service and repair shops. In addition to equipment products and equipment repair services, the Repair Systems & Information Group includes the business operations of the company’s former Diagnostics & Information Group, consisting of those operations providing diagnostics, vehicle service information, business management systems, electronic parts catalogs, and other solutions for vehicle service to customers in the worldwide vehicle service and repair marketplace. As previously disclosed, the company created a new position that reports directly to the Chairman and Chief Executive Officer and is responsible for the Repair Systems & Information Group. The organizational changes also included the realignment of the company’s sales operations in Japan from the Snap-on Tools Group to the Commercial & Industrial Group to assist in further penetrating the customer base, particularly industrial buyers, in that region. The company also reallocated certain costs between the operating units as a result of the organizational changes discussed above, reflecting value-added activities and contributions related to the particular customer base being served.

As a result of these changes, Snap-on’s business segments were realigned to reflect the current organizational structure used by the company’s Chairman and Chief Executive Officer for making operating and investment decisions and for assessing performance. Thus, Snap-on’s reportable business segments are: (i) the Commercial & Industrial Group; (ii) the Snap-on Tools Group; (iii) the Repair Systems & Information Group; and (iv) Financial Services.

As stated above, the new segment reporting structure aligns with Snap-on’s primary customer segments. The Commercial & Industrial Group serves commercial and industrial customers, including professionals in critical industries and emerging markets, through direct and distributor channels. The Snap-on Tools Group serves professional automotive technicians who purchase products through the Snap-on mobile tool distribution network. The Repair Systems & Information Group serves other professional automotive-related customers, primarily owners and managers of independent repair shops and OEM dealers, through direct and distributor channels. The Financial Services customer segment offers financing options that include i) loans to franchisees’ customers and Snap-on’s industrial and other customers for the purchase or lease of tools, equipment and diagnostics products on an extended-term payment plan; and ii) business loans and vehicle leases to franchisees.

Snap-on evaluates the performance of its operating segments based on revenues and operating earnings. The company accounts for intersegment sales based primarily on standard costs with reasonable mark-ups established between the segments. Identifiable assets by segment are those assets used in the respective reportable segment’s operations. Corporate assets consist of cash and cash equivalents (excluding cash held at Financial Services), deferred income taxes, pension assets and certain other assets. All significant intersegment amounts are eliminated to arrive at Snap-on’s consolidated financial results.

As required by Accounting Standards Codification (ASC) 280, “Segment Reporting” (previously Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information”), all future consolidated financial statements issued by Snap-on will reflect the reclassification of previously published segment data as a result of the above-mentioned changes to Snap-on’s management organization structure.

The information included in this Form 8-K affects only disclosures related to previously disclosed segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously reported Consolidated Statements of Earnings, Consolidated Balance Sheets or Consolidated Statements of Cash Flows of Snap-on.

The accompanying quarterly segment information for the first quarter of 2010 and the quarterly and full-year segment information for the 2009 and 2008 fiscal years reflects the reportable business segment changes noted above.

Item 9.01	Segment restatements

SNAP-ON INCORPORATED

Fiscal 2010 Segment Disclosures

(Amounts in millions)

(unaudited)

Three Months Ended
April 3, 2010

Net sales
Commercial & Industrial Group	$247.0
Snap-on Tools Group	248.5
Repair Systems & Information Group	202.1

Segment net sales	697.6
Intersegment eliminations	(76.0)

Total net sales	$621.6
Financial services revenue	9.7

Total revenues	$631.3

Operating earnings (loss)
Commercial & Industrial Group	$25.4
Snap-on Tools Group	27.0
Repair Systems & Information Group	37.0
Financial Services	(1.7)

Segment operating earnings	87.7
Corporate	(17.7)

Operating earnings	$70.0
Interest expense	(14.0)
Other income (expense) – net	0.3

Earnings before income taxes and equity earnings	$56.3

April 3, 2010
Assets
Commercial & Industrial Group	$856.7
Snap-on Tools Group	393.4
Repair Systems & Information Group	918.5
Financial Services	603.5

Total assets from reportable segments	$2,772.1
Corporate	559.4
Elimination of intersegment receivables	(25.3)

Total assets	$3,306.2

SNAP-ON INCORPORATED

Fiscal 2009 Segment Disclosures

(Amounts in millions)

(unaudited)

	Three Months Ended				Twelve Months Ended
	April 4, 2009	July 4, 2009	October 3, 2009	January 2, 2010	January 2, 2010

Net sales
Commercial & Industrial Group	$221.1	$212.1	$218.5	$245.9	$897.6
Snap-on Tools Group	227.1	242.6	233.4	237.0	940.1
Repair Systems & Information Group	187.1	198.0	191.9	201.8	778.8

Segment net sales	635.3	652.7	643.8	684.7	2,616.5
Intersegment eliminations	(62.7)	(62.7)	(62.0)	(66.6)	(254.0)

Total net sales	$572.6	$590.0	$581.8	$618.1	$2,362.5
Financial services revenue	20.0	25.6	6.0	6.7	58.3

Total revenues	$592.6	$615.6	$587.8	$624.8	$2,420.8

Operating earnings (loss)
Commercial & Industrial Group	$19.6	$2.3	$9.5	$16.8	$48.2
Snap-on Tools Group	20.1	25.5	29.5	33.1	108.2
Repair Systems & Information Group	23.7	32.9	30.5	35.0	122.1
Financial Services	10.0	16.6	(5.3)	(3.8)	17.5

Segment operating earnings	73.4	77.3	64.2	81.1	296.0
Corporate	(9.1)	(7.0)	(15.5)	(13.7)	(45.3)

Operating earnings	$64.3	$70.3	$48.7	$67.4	$250.7
Interest expense	(8.6)	(11.6)	(12.8)	(14.7)	(47.7)
Other income (expense) – net	(0.3)	1.1	0.2	1.3	2.3

Earnings before income taxes and equity earnings	$55.4	$59.8	$36.1	$54.0	$205.3

					Year Ended
	April 4, 2009	July 4, 2009	October 3, 2009	January 2, 2010	January 2, 2010
Assets
Commercial & Industrial Group	$860.7	$876.7	$898.0	$871.5	$871.5
Snap-on Tools Group	393.9	380.6	369.2	373.1	373.1
Repair Systems & Information Group	942.0	939.1	946.0	943.5	943.5
Financial Services	145.6	158.2	313.1	530.8	530.8

Total assets from reportable segments	$2,342.2	$2,354.6	$2,526.3	$2,718.9	$2,718.9
Corporate	574.4	696.2	845.2	768.0	768.0
Elimination of intersegment receivables	(39.8)	(43.8)	(34.2)	(39.5)	(39.5)

Total assets	$2,876.8	$3,007.0	$3,337.3	$3,447.4	$3,447.4

SNAP-ON INCORPORATED

Fiscal 2008 Segment Disclosures

(Amounts in millions)

(unaudited)

	Three Months Ended				Twelve Months Ended
	March 29, 2008	June 28, 2008	September 27, 2008	January 3, 2009	January 3, 2009

Net sales
Commercial & Industrial Group	$290.2	$318.2	$275.5	$272.0	$1,155.9
Snap-on Tools Group	275.6	277.3	256.5	236.8	1,046.2
Repair Systems & Information Group	237.0	252.2	233.3	224.8	947.3

Segment net sales	802.8	847.7	765.3	733.6	3,149.4
Intersegment eliminations	(81.2)	(81.6)	(67.5)	(65.8)	(296.1)

Total net sales	$721.6	$766.1	$697.8	$667.8	$2,853.3
Financial services revenue	25.4	18.3	18.0	19.7	81.4

Total revenues	$747.0	$784.4	$715.8	$687.5	$2,934.7

Operating earnings (loss)
Commercial & Industrial Group	$34.8	$43.5	$37.2	$35.4	$150.9
Snap-on Tools Group	32.7	33.6	27.9	20.8	115.0
Repair Systems & Information Group	25.5	38.5	31.0	37.0	132.0
Financial Services	12.8	10.8	4.8	8.9	37.3

Segment operating earnings	105.8	126.4	100.9	102.1	435.2
Corporate	(12.6)	(14.7)	(14.5)	(4.6)	(46.4)

Operating earnings	$93.2	$111.7	$86.4	$97.5	$388.8
Interest expense	(9.5)	(8.8)	(6.8)	(8.7)	(33.8)
Other income (expense) – net	1.0	1.3	1.0	(0.5)	2.8

Earnings before income taxes and equity earnings	$84.7	$104.2	$80.6	$88.3	$357.8

					Year Ended
	March 29, 2008	June 28, 2008	September 27, 2008	January 3, 2009	January 3, 2009
Assets
Commercial & Industrial Group	$1,028.6	$1,031.9	$993.5	$920.7	$920.7
Snap-on Tools Group	413.3	438.4	445.2	392.6	392.6
Repair Systems & Information Group	1,041.8	1,033.2	1,023.5	981.1	981.1
Financial Services	182.5	176.9	181.6	160.1	160.1

Total assets from reportable segments	$2,666.2	$2,680.4	$2,643.8	$2,454.5	$2,454.5
Corporate	302.2	323.0	299.8	294.1	294.1
Elimination of intersegment receivables	(58.1)	(57.8)	(64.1)	(38.3)	(38.3)

Total assets	$2,910.3	$2,945.6	$2,879.5	$2,710.3	$2,710.3

SNAP-ON INCORPORATED

Fiscal 2009 and 2008 Segment Disclosures

(Amounts in millions)

(unaudited)

	January 2, 2010	January 3, 2009

Capital expenditures
Commercial & Industrial Group	$26.1	$26.1
Snap-on Tools Group	14.5	31.8
Repair Systems & Information Group	22.5	11.9
Financial Services	0.4	1.1

Total from reportable segments	63.5	70.9
Corporate	0.9	3.0

Total capital expenditures	$64.4	$73.9

Depreciation and amortization
Commercial & Industrial Group	$22.4	$22.2
Snap-on Tools Group	16.4	15.1
Repair Systems & Information Group	33.4	33.2
Financial Services	0.9	1.4

Total from reportable segments	73.1	71.9
Corporate	1.5	0.1

Total depreciation and amortization	$74.6	$72.0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNAP-ON INCORPORATED

Date: July 7, 2010	/s/ Aldo J. Pagliari
Aldo J. Pagliari, Principal Financial Officer,
Senior Vice President – Finance and
Chief Financial Officer